KRANE SHARES TRUST

KraneShares 2x Long PDD Daily ETF

KraneShares 2x Long MELI Daily ETF

KraneShares 2x Long BABA Daily ETF

KraneShares 2x Long JD Daily ETF

KraneShares 2x Long BIDU Daily ETF

KraneShares Asia Pacific High Income USD Bond ETF

KraneShares China Alpha Index ETF

(each, a “Fund”)

Supplement dated October 9, 2026 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented or amended, for each Fund

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information.

This supplement should be read in conjunction with each Fund’s Prospectus dated August 1, 2026, and Statement of Additional Information dated August 1, 2026, as each may be supplemented or amended for each Fund.

Upon the recommendation of Krane Funds Advisors, LLC, the adviser to each Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of each Fund, each a series of the Trust. Accordingly, on October 26, 2026 (“Closing Date”), shares of each Fund will cease trading on the listing exchange (“Exchange”), which is The Nasdaq Stock Market for KraneShares 2x Long PDD Daily ETF, KraneShares 2x Long MELI Daily ETF, KraneShares 2x Long BABA Daily ETF, KraneShares 2x Long JD Daily ETF and KraneShares 2x Long BIDU Daily ETF and NYSE Arca, Inc. for all other Funds. As of the close of regular trading on the Exchange on the Closing Date, the Funds will also be closed to purchase by investors. Shareholders may sell their holdings in each Fund prior to the Closing Date. No Fund will accept purchase orders after the Closing Date.

From the Closing Date through October 29, 2026 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for each Fund’s shares during this period.

After October 15, 2026, each Fund should be expected to depart from its stated investment objective and strategies as it converts portfolio holdings to cash in preparation for the final distribution to shareholders. During such time, any Fund that seeks performance returns that track an underlying index should not be expected to track such underlying index.

On or about the Liquidation Date, each Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, each Fund’s net asset value will reflect certain costs of closing the Fund. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

Once the distributions are complete, each Fund will terminate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.